SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                 Date of Report: October 9, 1998
                (Date of earliest event reported)

                    FEDERAL-MOGUL CORPORATION
      (Exact name of registrant as specified in its charter)


                             Michigan
          (State or other jurisdiction of incorporation)


            1-1511                          38-0533580
     (Commission File Number)             (IRS Employer
                                      Identification Number)


       26555 Northwestern Highway,
         Southfield, Michigan                     48034
  (Address of principal executive offices)     (Zip Code)


                       (248) 354-7700 Code)
       (Registrant's telephone number including area code)


                  The total number of pages is 5

 ITEM 2.  Acquisition of Assets.


           On October 9, 1998, Registrant issued a press release announcing it has acquired Cooper Automotive, a business unit of Cooper Industries, Inc. Additional details are set forth on the attached public announcement. (EXHIBIT A).



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


                            SIGNATURE



                             FEDERAL-MOGUL CORPORATION


                             By: /s/ Kenneth P. Slaby
                                -------------------------------
                             Kenneth P. Slaby
                             Title: Vice President, Controller


Dated:  October 9, 1998



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



                          EXHIBIT INDEX


Exhibit
 Table
 Number                   Exhibit                        Page
-------                   -------                        ----

  99        Exhibit A Registrant's Press Release           5
            dated October 9, 1998



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